Rule 497(e)
                                              File Nos. 333-66564 and 811-05817


                         Supplement dated June 6, 2005
                            To the Prospectus for the

                                VARIFUND PLUS(R)
                   Flexible Premium Variable Deferred Annuity
                                Dated May 1, 2003

                                 Issued Through
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1
                                       by
                    CANADA LIFE INSURANCE COMPANY OF AMERICA

Effective June 1, 2005, the "management fee" for the Fidelity Variable Insurance Products Investment Grade Bond Portfolio (Initial Class) has been reduced from 0.43% to 0.33% and the "other expenses" are 0.13% of average daily net assets. As a result, the Gross Total Annual Expenses for the Portfolio is reduced from 0.54% to 0.46% of average daily net assets.

This information replaces similar information found in the fee table entitled "Total Annual Portfolio Operating Expenses" on page 13 of your Prospectus.

This Supplement must be accompanied by, or read in conjunction with, the current prospectus, dated May 1, 2003.

                Please keep this Supplement for future reference.